#100898975v1 Exhibit 10.4 DATED June 4, 2025 BITMAIN TECHNOLOGIES DELAWARE LIMITED (“BITMAIN”) and IE US HARDWARE 1 INC. (“PURCHASER”) SUPPLEMENTAL AGREEMENT TO FUTURE SALES AND PURCHASE AGREEMENT (S21 Pro, dated May 9, 2024 and amended January 2, 2025) FUTURE SALES AND PURCHASE AGREEMENT (T21, dated January 10, 2024 and amended May 9, 2024 and January 2, 2025) FUTURE SALES AND PURCHASE AGREEMENT (S21 XP, dated August 16, 2024) NOTICE OF EXERCISE (S21 XP and S21 Pro, dated January 2, 2025) BM Ref: SALES-20250515-01

#100898975v1 THIS SUPPLEMENTAL AGREEMENT (the “Supplemental Agreement”) is made on June 4, 2025. BETWEEN: (1) BITMAIN TECHNOLOGIES DELAWARE LIMITED, a company incorporated and existing under the laws of the State of Delaware, the United States (File Number: 6096946) (“BITMAIN”); and (2) IE US HARDWARE 1 INC., a company incorporated and existing under the laws of the State of Delaware, the United States (Company Registration No.6579372 and Employer Identification Number 88-1493261) (“Purchaser”), (together the “Parties” and each a “Party”). RECITALS (A) BITMAIN and the Purchaser have entered into a Future Sales and Purchase Agreement (BM Ref: FUTR-XS-00120240430005) dated May 9, 2024 as amended pursuant to Supplemental Agreement (BM Ref: SALES-20241223-006) and an Additional Supplemental Agreement (BM Ref: SALES-20250430-01) by and between BITMAIN and Purchaser respectively dated January 2, 2025 and May 13, 2025 (the “S21 Pro Agreement”) in respect of HASH Super Computing Servers (Model: S21 Pro) of a reference quantity of 51,480 to be delivered between July 2024 to August 2024 (the “S21 Pro Products”) with an estimated total purchase price of US$227,675,448.00. As of the date hereof, all such S21 Pro Products under the S21 Pro Agreement have been delivered by BITMAIN to Purchaser. (B) BITMAIN and the Purchaser have entered into a Future Sales and Purchase Agreement (BM Ref: T21-XS-00120240103001) dated January 10, 2024 as amended pursuant to a Supplemental Agreement (BM Ref: SALES-20240511-714) by and between BITMAIN and Purchaser dated May 9, 2024 and pursuant to a Supplemental Agreement (BM Ref: SALES-20241223-006) and an Additional Supplemental Agreement (BM Ref: SALES-20250430-01) by and between BITMAIN and Purchaser respectively dated January 2, 2025 and May 13, 2025 (the “T21 Agreement”) in respect of HASH Super Computing Servers (Model: T21) of a reference quantity of 5,000 to be delivered in June 2024 (the “T21 Products”) with an estimated total purchase price of US$13,300,000. As of the date hereof, all such T21 Products under the T21 Agreement have been delivered by BITMAIN to Purchaser. (C) BITMAIN and the Purchaser have entered into a Future Sales and Purchase Agreement (BM Ref: FUTR-XS-00120240808008) dated August 16, 2024 (the “S21 XP Agreement”) in respect of HASH Super Computing Servers (Model: S21 XP) of a reference quantity of 39,000 to be delivered between October 2024 to November 2024 (the “S21 XP Products”) with an estimated total purchase price of US$226,395,000.00. As of the date hereof, all such S21 XP Products under the S21 XP Agreement have been delivered by BITMAIN to Purchaser.

3 #100898975v1 (D) Under the S21 Pro Agreement and T21 Agreement (as amended), the Purchaser has options to purchase an additional 69,480 S21 Pro Products and 30,000 S21 XP Products for a total purchase price of US$506,218,248 (the “Call Options”). As of the date hereof, 17,950 units of S21 Pro Products under the T2l Agreement have been delivered by BITMAIN to Purchaser. The Purchaser has exercised call options to purchase 48,030 S21 Pro Products and 30,000 S21 XP Products with a total purchase price of US$411,353,478 through issuing a Notice of Exercise dated January 2, 2025 (the “Notice of Exercise”, together with S21 Pro Agreement, T21 Agreement, S21 XP Agreement, the “Original Agreements”). Under the Notice of Exercise, 39,600 of S21 Pro Products have been delivered by Bitmain to the Purchaser as of the date hereof, and the remaining 8,430 S21 Pro Products and 30,000 S21 XP Products have yet to be shipped (the “Forward Deliverables”). The Purchaser has 3,500 units of S21 Pro Products remaining unexercised under the S21 Pro Agreement (the “Unexercised Deliverables” and, together with the Forward Deliverables, the “Remaining Deliverables”), and as of the date hereof has paid 10% of the purchase price of the Unexercised Deliverables (the “Call Purchase Fee”), with 90% of the purchase price outstanding, and the last date to exercise the options to purchase the Unexercised Deliverables is June 9, 2025. (E) As of May 1, 2025, an amount of US$204,915,355 (if the Purchaser does not elect to exercise the Call Options with respect to the Unexercised Deliverables), or US$218,846,545 (if the Purchaser does elect to exercise the Call Options with respect to the Unexercised Deliverables), of the total purchase price under the Original Agreements has not been paid by the Purchaser (the “Remaining Payments”, and each a “Remaining Payment”). The details of the Remaining Payments are specified in Schedule 1 of this Supplemental Agreement. (F) The Parties wish to enter into this Supplemental Agreement regarding certain amendments to the Original Agreements including the payment arrangements for the Remaining Payments. Unless the context otherwise requires, terms defined in the Original Agreements shall have the same meaning in this Supplemental Agreement. IT IS AGREED AS FOLLOWS: 1. Definitions. 1.1 “CME Reference Rate” means the United States Dollars price for 1 Bitcoin published by CME Group, calculated at 4:00 p.m. London time on the applicable date. 1.2 “Market BTC Price” means the United States Dollars price for one (1) Bitcoin as determined: (a) the case of a BTC Payment election under Section 2.3, by the rate mutually agreed in writing by the parties;

4 #100898975v1 (b) the case of a Cash Payment election under Section 2.4, by the rate mutually agreed in writing by the parties, referring to the rate applicable to each purchase of Bitcoin by BITMAIN, as evidenced by documentation that BITMAIN shall provide to the Purchaser confirming the price paid for each Bitcoin (excluding all transaction and ancillary costs), or, failing this, the CME Reference Rate on the sixth (6th) day following the Payment Date (as defined below) will apply; and (c) the case of a Net Cash Settlement under Section 6, by the rate mutually agreed in writing by the parties, referring to the rate applicable to that settlement, as evidenced by the documentation confirming the sale price for each Bitcoin (excluding all transaction and ancillary costs) that BITMAIN shall provide to the Purchaser. 1.3 “Reference BTC Price” is equal to 111.11% of the Market BTC Price in respect of each Remaining Payment. 1.4 “Payment Date Total BTC” means, for each Remaining Payment, an amount in BTC equal to (x) the USD value of the relevant Remaining Payment, divided by (y) the applicable Reference BTC Price. 2. Payment Terms and BTC Purchase/ Repurchase Right. BITMAIN and the Purchaser agree to amend the Original Agreements as follows: 2.1 The Remaining Payments shall be subject to the revised payment terms as specified in this Section 2 and the applicable revised payment date in the column titled “Revised Payment Date” in Schedule 1 of this Supplement Agreement (the “Revised Payment Date”) which, for the avoidance of doubt, amends any agreed payment schedule in the Original Agreements. 2.2 At its sole and absolute discretion, the Purchaser may elect to pay each Remaining Payment on or before the applicable Revised Payment Date (a) in immediately available funds to a bank account designated by BITMAIN in a lump-sum payment, in which case the total amount payable shall be 90% of the applicable Remaining Payment only (each, a “Cash Payment”), with each such Cash Payment satisfying the Purchaser’s payment obligations for the relevant Remaining Payment in full, or (b) in a lump-sum payment of Bitcoin in an amount equal to the Payment Date Total BTC pursuant to this Section 2 (each, a “BTC Payment”). The day on which each Remaining Payment is completed by the Purchaser shall be referred to as the “Payment Date”. The Purchaser shall provide an irrevocable written notice to BITMAIN via email, specifying the choice of payment method, within three (3) days of the execution of this Supplemental Agreement. 2.3 BTC Payment.

5 #100898975v1 (a) To the extent that the Purchaser elects BTC Payment in accordance with Section 2.2, the Purchaser shall make the BTC Payment on or before its corresponding Revised Payment Date. Each BTC Payment made in accordance with this Section 2.3 shall satisfy the Purchaser’s payment obligations for the relevant Remaining Payment in full. (b) For each Remaining Payment, the amount of Bitcoin payable by the Purchaser shall be the Payment Date Total BTC (based on the applicable Reference BTC Price). (c) BITMAIN shall only proceed with the delivery of any of the Remaining Deliverables with a Delivery Period after June 2025 in Schedule 1 under each Remaining Payment when the value of the amount of Bitcoin (based on the applicable Reference BTC Price) reaches 100% of the corresponding Remaining Payment. 2.4 In the case of a BTC Payment election, within six (6) months following the Payment Date of each BTC Payment (each, a “Repurchase Period”), the Purchaser has the right, but not the obligation, to repurchase an amount of Bitcoin equal to half of the Payment Date Total BTC every three (3) months (each a “Quarterly BTC Repurchase Portion”), with each three-month period constituting a “Quarter”. Every Quarterly BTC Repurchase Portion shall be repurchased by the amount of USD (based on the Reference BTC Price of the corresponding Payment Date Total BTC) (each a “Repurchase Payment Amount”) to be transferred no later than the end of the corresponding Quarter (each a “BTC Repurchase Due Date”) and the repurchase shall be deemed to be validly made only upon receipt of the transfer (with BITMAIN to provide confirmation). For each Remaining Payment, if the Purchaser fails to repurchase the first Quarterly BTC Repurchase Portion in any given Quarter, it waives the right to repurchase the subsequent Quarterly BTC Repurchase Portion for the relevant Remaining Payment in the subsequent Quarter. In the case of a Cash Payment election, within six (6) months following the later of (a) the Payment Date of each Cash Payment and (b) the date of this Supplemental Agreement (each, a “Purchase Period”), the Purchaser has the right, but not the obligation, to purchase an amount of Bitcoin equal to half of the Payment Date Total BTC every three (3) months (each a “Quarterly BTC Purchase Portion”), with each three-month period constituting a “Quarter”. BITMAIN shall, in the case of a purchase of Bitcoin by BITMAIN, inform the Purchaser of the amount of Bitcoin and the Reference BTC Price for each Quarterly BTC Purchase Option within five (5) days of the later of (a) the Payment Date and (b) the date of this Supplemental Agreement, and use best efforts to do so sooner. Every Quarterly BTC Purchase Portion shall be purchased by the amount of USD (based on the Reference BTC Price of the corresponding Payment Date

6 #100898975v1 Total BTC) (each a “Purchase Payment Amount”) to be transferred no later than the end of the corresponding Quarter (each a “BTC Purchase Due Date”) and the purchase shall be deemed to be validly made only upon receipt of the transfer (with BITMAIN to provide confirmation). For each Remaining Payment, if the Purchaser fails to purchase the first Quarterly BTC Purchase Portion in any given Quarter, it waives the right to purchase the subsequent Quarterly BTC Purchase Portion for the relevant Remaining Payment in the subsequent Quarter. 3. At any time before each BTC Purchase/ Repurchase Due Date, the Purchaser has the right to request an early purchase or repurchase of the remaining Payment Date Total BTC (“Early Purchase/ Repurchase”). In such cases, the Purchaser must provide an irrevocable written notice to BITMAIN and pay the Purchase/ Repurchase Payment Amount of all remaining Payment Date Total BTC in a single payment within seven (7) days of such notice. 4. BITMAIN will send an email reminder to the Purchaser ten (10) days before the end of each BTC Purchase/ Repurchase Due Date, urging timely purchase or repurchase and indicating to the Purchaser the deadline for providing BITMAIN with proof of fund transfer. The Purchaser shall send a written notice to BITMAIN within three (3) days upon the receipt of such email reminder from BITMAIN, specifying whether or not it elects to purchase or repurchase the corresponding Payment Date Total BTC pursuant to Section 2.4. 5. Unless otherwise agreed in Section 6, within five (5) business days of receipt of the Purchaser’s transfer of the Purchase/ Repurchase Payment Amount, BITMAIN shall transfer the corresponding Bitcoin to the wallet address provided by the Purchaser and confirm the return via email. BITMAIN shall use best efforts to complete the transfer sooner where reasonably practicable. 6. BITMAIN and the Purchaser may, by mutual written agreement, elect to settle the Quarterly BTC Purchase Portions in cash rather than by Bitcoins (a “Net Cash Settlement”). In such case, the Purchaser shall not be required to pay the Purchase/ Repurchase Payment Amount and BITMAIN shall not be required to transfer Bitcoins to Purchaser, instead BITMAIN shall pay the Purchaser in USD, an amount equal to the greater of (a) zero and (b) (i) the number of Bitcoins constituting the applicable Quarterly BTC Purchase Portion, multiplied by (ii) (A) the Market BTC Price less (B) the Reference BTC Price applied to the Payment Date Total BTC related to this Quarterly BTC Purchase Portion. BITMAIN shall remit the Net Cash Settlement amount to the Purchaser within fourteen (14) calendar days of the Purchaser’s written notice of exercise. For the avoidance of doubt, the Purchaser can never be liable to pay any amounts to BITMAIN in connection with a Net Cash Settlement. 7. For BTC Payment, in the event that the Purchaser does not elect to repurchase the Payment Date Total BTC on or before the relevant BTC Repurchase Due Dates, BITMAIN shall have the right, at its sole discretion, to dispose of all remaining

7 #100898975v1 Payment Date Total BTC held by BITMAIN and Purchaser shall have no further rights to repurchase any remaining Payment Date Total BTC and Purchaser will also have no further payment obligations towards BITMAIN regarding that specific Remaining Payment. 8. Unexercised Deliverables. Notwithstanding anything to the contrary contained herein, the Parties hereby acknowledge and agree that the Purchaser has the right, but not the obligation, to exercise the Call Options with respect to the Unexercised Deliverables and nothing herein shall be deemed to be an election by the Purchaser to exercise the Call Options, which shall remain exercisable in accordance with the Original Agreements. Pursuant to the Original Agreements, and in the event that the Purchaser does not exercise the options to purchase the Unexercised Deliverables on or before June 9, 2025, the relevant portion of the Call Purchase Fee (being equal to an amount of US$1,547,910) for the options to purchase Unexercised Deliverables that have not been exercised by the Purchaser shall be forfeited to BITMAIN after such date. 9. Confidentiality. All provisions of and information concerning this Supplemental Agreement and matters pertaining to or derived from the provision of Products pursuant to this Supplemental Agreement between the Parties, whether in oral or written form, or in the form of drawings, computer programs or other, as well as all data derived therefrom (“Confidential Information”), shall be deemed to be confidential and, as such, may not be divulged to any unauthorized person. Each Party undertakes and agrees to take all reasonable and practicable steps to ensure and protect the confidentiality of the Confidential Information which cannot be passed, sold, traded, published or disclosed to any unauthorized person. The Parties agree that authorized persons shall include the Purchaser’s (and its Affiliates’) Affiliates, officers, employees, agents, contractors, investors, financiers, potential investors, potential financiers, or professional advisers (legal, financial or other) (“Authorized Persons”) provided such Authorized Persons are under non- disclosure obligations with the Purchaser. The Parties further agree that Purchaser may disclose this Supplemental Agreement if required by law or by order of any court or tribunal of competent jurisdiction, or by any Government Authority, stock exchange or other regulatory body. Notwithstanding anything to the contrary herein, considering the Purchaser is a corporation listed on NASDAQ and subject to laws and rules relating to disclosure requirements, nothing in this section shall prevent the Purchaser from making any discretionary press release, making any filings with the Securities Exchange Commission, or disclosing information contained herein, in any form it believes may be required by applicable laws or rules. 10. Original Agreements. For the avoidance of doubt, except as set out in this Supplemental Agreement, the provisions of the Original Agreements shall not otherwise be affected by this Supplemental Agreement and shall remain in full force and effect. In the event of inconsistency, conflict, ambiguity or discrepancy between this Supplemental Agreement and the Original Agreements, the provisions of this Supplemental Agreement shall prevail.

8 #100898975v1 11. Further Assurance. At all times after the date of this Supplemental Agreement, each of the Parties agrees to perform (or procure the performance of) all such acts and things and/or to execute and deliver (or procure the execution and delivery of) all such documents, as may be required by law or as may be necessary or reasonably requested by the other parties for giving full effect to this Supplemental Agreement. [Remainder of page intentionally left blank]

9 #100898975v1 IN WITNESS whereof this Supplemental Agreement has been duly executed by the undersigned on the date written below. EXECUTED BY: BITMAIN TECHNOLOGIES DELAWARE LIMITED By: /s/ Yan Hao Name: Yan Hao Title: Director Date: EXECUTED BY: IE US HARDWARE 1 INC. By: /s/ Will Roberts Name: Will Roberts Title: Director Date: 04-Jun-25 By: /s/ Kent Draper Name: Kent Draper Title: Authorized Signatory Date: 04-Jun-25